Exhibit 99.1

For Immediate Release	Contact:	David F. Kirby
Hudson Highland Group
212-351-7216
david.kirby@hudson.com

Hudson Highland Group Reports
2010 Third Quarter Financial Results

NEW YORK, NY – October 27, 2010 – Hudson Highland Group, Inc. (Nasdaq: HHGP), one of the world’s leading providers of permanent recruitment, contract professionals and talent management solutions, today announced financial results for the third quarter ended September 30, 2010.

2010 Third Quarter Summary

•	Revenue of $200.4 million, an increase of 18.1 percent over the third quarter of 2009, and an increase of 2.8 percent from the second quarter of 2010

•	Gross margin of $75.0 million, or 37.4 percent of revenue, up 16.8 percent from the same period last year, and an increase of 1.0 percent from the second quarter of 2010

•	EBITDA* of $1.2 million, or 0.6 percent of revenue, improved from an EBITDA loss of $6.0 million for the third quarter of 2009, which included $2.9 million of restructuring charges

•	Net loss of $1.9 million, or $0.06 per basic and diluted share, compared with net loss of $6.9 million, or $0.26 per basic and diluted share, for the third quarter of 2009

* EBITDA is defined in the segment tables at the end of this release and includes other non-operating income.

“Hudson achieved year-over-year revenue and gross margin growth in all four of our core regions globally during the third quarter, led by strength in permanent recruitment in Australia, the U.K. and Asia,” said Jon Chait, Hudson Highland Group’s chairman and chief executive officer. “Our underlying operational trends remained positive in the third quarter, despite the negative seasonal impact.”

“We continue to take disciplined actions and make certain key investments to position the company for growth,” said Mary Jane Raymond, the company’s executive vice president and chief financial officer. “The improvements to our capital structure in 2010 will help the company achieve its long-term objectives.”

Regional Results

Regional results in constant currency were as follows:

•	Europe gross margin was up 19 percent, led by 38 percent growth in the U.K., compared with third quarter 2009. Sequentially, Europe gross margin was down 9 percent compared with second quarter 2010.

•
Australia/New Zealand (ANZ) gross margin was up 19 percent compared with third quarter 2009, led by an increase of 63 percent in permanent recruitment. Sequentially, ANZ gross margin was up 7 percent compared with second quarter 2010.

•	Asia gross margin was up 29 percent compared with third quarter 2009 and up 9 percent compared with second quarter 2010.

•	North America gross margin was up slightly compared with third quarter 2009 and down 7 percent compared with second quarter 2010, delivering positive EBITDA for the first time this year.

Liquidity and Capital Resources

During the third quarter, the company signed two new revolving credit facilities, including a $40 million facility with RBS secured by receivables in the U.S. and the U.K., and an AUD$15 million facility ($14.5 million) with Commonwealth Bank of Australia (CBA) secured by receivables in Australia.  The combination of these new credit facilities increased the company’s availability by over $10 million.

The company ended the third quarter of 2010 with $34.2 million in cash, and had breakeven cash flow from operations.  During the quarter, the company made its final earn-out payment to Tony Keith Associates in China and recorded costs associated with the new credit facilities. The company ended the quarter with $13.9 million in borrowings under all credit facilities.

Availability under the new RBS and CBA agreements at the end of the third quarter totaled $26.9 million. Availability under other local country facilities is $5.8 million for a total availability of $32.8 million.

The company incurred termination costs related to the prior credit facility of approximately $0.9 million, consisting of $0.6 million for early termination and $0.3 million for unamortized costs.  The latter is recorded in interest expense.

Guidance

The company currently expects fourth quarter 2010 revenue of $210 - $220 million and EBITDA of $3 - $5 million at prevailing exchange rates.  This compares with revenue of $182.5 million and an EBITDA loss of $5.0 million in the fourth quarter of 2009.

Additional Information

Additional information about the company’s quarterly results can be found in the shareholder letter and the quarterly earnings slides in the investor information section of the company’s Web site at www.hudson.com.

Conference Call/Webcast

Hudson Highland Group will conduct a conference call Thursday, October 28, 2010 at 10:00 a.m. ET to discuss this announcement. Individuals wishing to listen can access the Web cast on the investor information section of the company's Web site at www.hudson.com.

The archived call will be available on the investor information section of the company's Web site at www.hudson.com.

About Hudson Highland Group

Hudson Highland Group, Inc. is a leading provider of permanent recruitment, contract professionals and talent management services worldwide. From single placements to total outsourced solutions, Hudson helps clients achieve greater organizational performance by assessing, recruiting, developing and engaging the best and brightest people for their businesses. The company employs more than 2,000 professionals serving clients and candidates in approximately 20 countries. More information is available at www.hudson.com.

Safe Harbor Statement

This press release contains statements that the company believes to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties and assumptions, including industry and economic conditions’ that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, global economic fluctuations; the ability of clients to terminate their relationship with the company at any time; risks in collecting the company’s accounts receivable; the company’s history of negative cash flows and operating losses may continue; the company’s limited borrowing availability under its credit facilities, which may negatively impact its liquidity; restrictions on the company’s operating flexibility due to the terms of its credit facility; risks related to fluctuations in the company’s operating results from quarter to quarter; risks related to international operations, including foreign currency fluctuations; risks associated with the company’s investment strategy; risks and financial impact associated with dispositions of underperforming assets; implementation of the company’s cost reduction initiatives effectively; the company’s heavy reliance on information systems and the impact of potentially losing or failing to develop technology; competition in the company’s markets; the company’s exposure to employment-related claims from both clients and employers and limits on related insurance coverage; the company’s dependence on key management personnel; the company’s ability to attract and retain highly skilled professionals; volatility of the company’s stock price; the impact of government regulations; and restrictions imposed by blocking arrangements. Additional information concerning these and other factors is contained in the company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. The company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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Financial Tables Follow

HUDSON HIGHLAND GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009

Revenue	$200,394	$169,647	$575,481	$508,645
Direct costs	125,403	105,457	359,833	317,567
Gross margin	74,991	64,190	215,648	191,078
Operating expenses:
Selling, general and administrative expenses	74,378	67,412	214,121	208,442
Depreciation and amortization	1,981	2,741	6,453	9,369
Business reorganization and integration expenses	41	2,878	705	12,279
Goodwill and other impairment charges	-	-	-	1,549
Total operating expenses	76,400	73,031	221,279	231,639
Operating loss	(1,409)	(8,841)	(5,631)	(40,561)
Other (expense) income:
Interest, net	(497)	(96)	(972)	(469)
Other, net	1,184	99	2,687	773
Fee for early extinguishment of credit facility	(563)	-	(563)	-
Loss from continuing operations before provision for income taxes	(1,285)	(8,838)	(4,479)	(40,257)
Provision for (benefit from) income taxes	599	(1,215)	1,366	(2,300)
Loss from continuing operations	(1,884)	(7,623)	(5,845)	(37,957)
(Loss) income from discontinued operations, net of income taxes	(14)	770	(31)	7,773
Net loss	$(1,898)	$(6,853)	$(5,876)	$(30,184)
Basic earnings (loss) per share:
Loss from continuing operations	$(0.06)	$(0.29)	$(0.20)	$(1.47)
(Loss) income from discontinued operations	(0.00)	0.03	(0.00)	0.30
Net loss	$(0.06)	$(0.26)	$(0.20)	$(1.17)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$(0.06)	$(0.29)	$(0.20)	$(1.47)
Income (loss) from discontinued operations	-	0.03	(0.00)	0.30
Net income (loss)	$(0.06)	$(0.26)	$(0.20)	$(1.17)

Weighted average shares outstanding:
Basic	31,225	26,311	29,493	25,744
Diluted	31,225	26,311	29,493	25,744

HUDSON HIGHLAND GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)
(unaudited)

	September 30,	December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$34,174	$36,064
Accounts receivable, net	129,116	98,994
Prepaid and other	17,463	13,308
Total current assets	180,753	148,366
Property and equipment, net	15,360	19,433
Other assets	17,975	14,145
Total assets	$214,088	$181,944

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,567	$12,811
Accrued expenses and other current liabilities	75,000	54,103
Short-term borrowings	13,871	10,456
Accrued business reorganization expenses	2,398	8,784
Total current liabilities	104,836	86,154
Other non-current liabilities	9,260	10,768
Income tax payable, non-current	8,476	8,415
Accrued business reorganization expenses, non-current	627	347
Total liabilities	123,199	105,684
Stockholders’ equity:
Preferred stock, $0.001 par value, 10,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.001 par value, 100,000 shares authorized; issued 32,214 and 26,836 shares, respectively	32	27
Additional paid-in capital	466,178	445,541
Accumulated deficit	(409,390)	(403,514)
Accumulated other comprehensive income—translation adjustments	34,107	34,509
Treasury stock, 9 and 114 shares, respectively, at cost	(38)	(303)
Total stockholders’ equity	90,889	76,260
Total liabilities and stockholders' equity	$214,088	$181,944

HUDSON HIGHLAND GROUP, INC.
SEGMENT ANALYSIS - QUARTER TO DATE
(in thousands)
(unaudited)

For The Three Month Ended September 30, 2010	Hudson Americas	Hudson Europe	Hudson ANZ	Hudson Asia	Corporate	Total
Revenue, from external customers	$37,839	$80,503	$72,974	$9,078	$-	$200,394
Gross margin, from external customers	$9,311	$32,647	$24,259	$8,774	$-	$74,991
Business reorganization and integration expenses (recovery)	$41	$-	$-	$-	$-	$41
Non-operating expense (income), including corporate administration charges	(407)	3,088	1,433	478	(5,213)	(621)
EBITDA (Loss) (1)	$532	$(2,128)	$1,376	$1,169	$244	$1,193
Depreciation and amortization expenses						1,981
Interest expense, net						497
Provision for income taxes						599
Loss (income) from discontinued operations, net of taxes						14
Net income						$(1,898)

For The Three Month Ended September 30, 2009	Hudson Americas	Hudson Europe	Hudson ANZ	Hudson Asia	Corporate	Total
Revenue, from external customers	$35,705	$67,898	$59,026	$7,018	$-	$169,647
Gross margin, from external customers	$9,258	$29,571	$18,754	$6,607	$-	$64,190
Business reorganization and integration expenses (recovery)	$592	$1,881	$405	$-	$-	$2,878
Non-operating expense (income), including corporate administration charges	569	554	(12)	70	(1,280)	(99)
EBITDA (Loss) (1)	(2,795)	(2,406)	1,156	961	(2,917)	(6,001)
Depreciation and amortization expenses						2,741
Interest expense, net						96
Provision for income taxes						(1,215)
Loss (income) from discontinued operations, net of taxes						(770)
Net loss						$(6,853)

For the Three Months Ended December 31, 2009	Hudson Americas	Hudson Europe	Hudson ANZ	Hudson Asia	Corporate	Total
Revenue, from external customers	$39,010	$74,503	$61,494	$7,497	$-	$182,504
Gross margin, from external customers	$10,220	$33,005	$18,971	$7,179	$-	$69,375
Business reorganization and integration expenses (recovery)	$1,794	$3,135	$849	$-	$123	$5,901
Non-operating expense (income), including corporate administration charges	(936)	91	177	(22)	19	(671)
EBITDA (Loss) (1)	$(1,162)	$(1,552)	$(494)	$1,167	$(3,006)	$(5,047)
Depreciation and amortization expenses						3,175
Interest expense, net						224
Benefit from income taxes						(3,450)
Loss (income) from discontinued operations, net of taxes						5,429
Net loss						$(10,425)

(1)
Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

(2)	Prior year revenue has been reclassed to conform to current year presentation.

HUDSON HIGHLAND GROUP, INC.
SEGMENT ANALYSIS - YEAR TO DATE
(in thousands)
(unaudited)

For The Nine Months Ended September 30, 2010	Hudson Americas	Hudson Europe	Hudson ANZ	Hudson Asia	Corporate	Total
Revenue, from external customers	$118,165	$237,875	$195,045	$24,396	$-	$575,481
Gross margin, from external customers	$28,643	$99,722	$63,758	$23,525	$-	$215,648
Business reorganization and integration expenses (recovery)	$285	$536	$(116)	$-	$-	$705
Non-operating expense (income), including corporate administration charges	(523)	5,414	3,030	704	(11,312)	(2,687)
EBITDA (Loss) (1)	$(699)	$771	$2,994	$3,076	$(3,196)	$2,946
Depreciation and amortization expenses						6,453
Interest expense, net						972
Provision for income taxes						1,366
Loss (income) from discontinued operations, net of taxes						31
Net loss						$(5,876)

For The Nine Months Ended September 30, 2009	Hudson Americas	Hudson Europe	Hudson ANZ	Hudson Asia	Corporate	Total
Revenue, from external customers	$122,861	$202,473	$165,675	$17,636	$-	$508,645
Gross margin, from external customers	$30,741	$91,155	$52,718	$16,464	$-	$191,078
Business reorganization and integration expenses (recovery)	$3,339	$6,547	$2,281	$98	$14	$12,279
Non-operating expense (income), including corporate administration charges	1,705	1,437	(83)	(151)	(3,681)	(773)
EBITDA (Loss) (1)	(10,187)	(8,236)	221	(1,717)	(10,500)	(30,419)
Depreciation and amortization expenses						9,369
Interest expense, net						469
Benefit from income taxes						(2,300)
Loss (income) from discontinued operations, net of taxes						(7,773)
Net loss						$(30,184)

(1)
Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

(2)	Prior year revenue has been reclassed to conform to current year presentation.

HUDSON HIGHLAND GROUP, INC.
Reconciliation For Constant Currency
(in thousands)
(unaudited)

The company defines the term “constant currency” to mean that financial data for a period are translated into U.S. Dollars using the same foreign currency exchange rates that were used to translate monthly financial data for the previously reported period. The company uses constant currency to depict the current period results at the exchange rates of the prior period. Changes in revenues, direct costs, gross margin and selling, general and administrative expenses include the effect of changes in foreign currency exchange rates. Variance analysis usually describes period-to-period variances that are calculated using constant currency as a percentage. The company’s management reviews and analyzes business results in constant currency and believes these results better represent the company’s underlying business trends.

The company believes that these calculations are a useful measure, indicating the actual change in operations. Earnings from subsidiaries are rarely repatriated to the United States, and there are no significant gains or losses on foreign currency transactions between subsidiaries. Therefore, changes in foreign currency exchange rates generally impact only reported earnings and not the company’s economic condition.

	2010			2009
		Currency	Constant
	As Reported	Translation	Currency	As Reported
Revenue:
Hudson Americas	$37,839	$(15)	$37,824	$35,705
Hudson Europe	80,503	5,580	86,083	67,898
Hudson ANZ	72,974	(5,843)	67,131	59,026
Hudson Asia	9,078	(281)	8,797	7,018
Total	200,394	(559)	199,835	169,647
Direct costs:
Hudson Americas	28,528	-	28,528	26,447
Hudson Europe	47,856	3,144	51,000	38,327
Hudson ANZ	48,715	(3,901)	44,814	40,272
Hudson Asia	304	(14)	290	411
Total	125,403	(771)	124,632	105,457
Gross margin:
Hudson Americas	9,311	(15)	9,296	9,258
Hudson Europe	32,647	2,436	35,083	29,571
Hudson ANZ	24,259	(1,942)	22,317	18,754
Hudson Asia	8,774	(267)	8,507	6,607
Total	$74,991	$212	$75,203	$64,190
Selling, general and administrative (1)
Hudson Americas	$9,572	$(17)	$9,555	$11,935
Hudson Europe	32,473	2,435	34,908	30,456
Hudson ANZ	22,083	(1,789)	20,294	17,775
Hudson Asia	7,224	(201)	7,023	5,747
Corporate	5,007	-	5,007	4,240
Total	$76,359	$428	$76,787	$70,153

(1)	Selling, general and administrative expenses include depreciation and amortization expenses.